UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 31, 2004

Date of Report (Date of earliest event reported):

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

1-13948
(Commission File Number)

Delaware	62-1612879
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

100 North Point Center East, Suite 600 Atlanta, Georgia	30022
(Address of principal executive offices)	(Zip Code)

1-800-514-0186
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act.

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01        Entry into a Material Definitive Agreement.

In connection with the recent changes to the regulations governing deferred compensation plans imposed by Section 885 of the American Jobs Creation Act of 2004, Schweitzer-Mauduit International Inc. (“the Company”) adopted the Schweitzer-Mauduit International, Inc. Deferred Compensation Plan No. 2 (the “Executive Deferral Plan No. 2”) and the Schweitzer-Mauduit International, Inc. Deferred Compensation Plan No. 2 for Non-Employee Directors (the “Outside Director Deferral Plan No. 2”), effective January 1, 2005.

The Executive Deferral Plan No. 2 and the Outside Director Deferral Plan No. 2 are nonqualified, deferred compensation and supplemental savings plans that permit participants to defer the receipt of base salary, bonus or fees not otherwise eligible for deferral.  These plans are intended to operate in a manner substantially similar to the existing Schweitzer-Mauduit International, Inc. Deferred Compensation Plan (the “Executive Deferral Plan”) and the Schweitzer-Mauduit International, Inc. Deferred Compensation Plan for Non-Employee Directors (the “Outside Director Deferral Plan”), subject to those new requirements and changes mandated under the new Section 409A of the Internal Revenue Code of 1986, as amended.

In addition, the Executive Deferral Plan and the Outside Director Deferral Plan shall be frozen as of December 31, 2004 to stop the accrual of additional unvested benefits under the Executive Deferral Plan and the Outside Director Deferral Plan as of the close of business on December 31, 2004. Participants in the Executive Deferral Plan and the Outside Director Deferral Plan will not accrue any additional benefits other than market-based investment earnings or losses on their individual accounts. Participants will retain the ability to request the deemed investment of their frozen accounts among the investment options available under the Executive Deferral Plan and the Outside Director Deferral Plan.  However, they will not be able to defer any additional compensation to the Executive Deferral Plan and the Outside Director Deferral Plan (unless otherwise permitted by U.S. Treasury Department guidance or regulations under Section 409A of the Code). Benefits that are not vested as of December 31, 2004 will become a liability under the Executive Deferral Plan No. 2 and the Outside Director Deferral Plan No. 2 as of January 1, 2005.

The Executive Deferral Plan No. 2 and the Outside Director Deferral Plan No. 2 will be filed as exhibits with the Company’s next periodic report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schweitzer-Mauduit International, Inc.

	By:	/s/ PAUL C. ROBERTS
Paul C. Roberts
Chief Financial Officer and Treasurer
Dated: January 3, 2005

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